EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with this Report on Form 10-Q for the three and six months ended March 31, 2020 (the “Report”) of PennantPark Investment Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Aviv Efrat, Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Aviv Efrat
Name:	Aviv Efrat
Title:	Chief Financial Officer
Date:	May 11, 2020